Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

This lock-up agreement (this “Agreement”) is made and entered into as of [***], 2026 (the “Effective Date”), by and among (i) Pasqal Holding SA, a société anonyme formed under the laws of the Republic of France (the “Company”), (ii) Bleichroeder Sponsor 2 LLC, a Delaware limited liability company (the “Sponsor”), (iii) each of the parties listed on Schedule 1 attached hereto (the “Pasqal Shareholders”), (iv) each of the parties listed on Schedule 2 attached hereto (the “Parent Shareholders”), and (v) the directors and executive officers listed on Schedule 3 attached hereto (collectively, the “Directors and Officers”). The Sponsor, the Parent Shareholders, the Pasqal Shareholders, the Directors and Officers and any person or entity who hereafter becomes a party to this Agreement are referred to herein, individually, as a “Securityholder” and, collectively, as the “Securityholders.” This Agreement collectively with any other lock-up agreements entered into in connection with the business combination set forth in the Business Combination Agreement are referred to herein as the “Lock-Up Agreements.”

Capitalized terms used but not defined herein have the meanings ascribed in that certain Agreement and Plan of Merger, dated as of February 28, 2026 (as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of such agreement, the “Business Combination Agreement”), entered into by and among Bleichroeder Acquisition Corp. II, a Cayman Islands exempted company (“Parent”), Bleichroeder Acquisition 2 France, a société par actions simplifiée formed under the laws of the Republic of France and wholly owned subsidiary of the Parent (the “Parent Merger Sub”), and Pasqal Holding SAS, a société par actions simplifiée formed under the laws of the Republic of France (the “HoldCo”), in connection with the business combination set forth in the Business Combination Agreement.

WHEREAS, pursuant to the Business Combination Agreement, (a) Parent merged with and into Parent Merger Sub (the “Reincorporation Merger”), with Parent Merger Sub continuing as the surviving entity (the “Parent Surviving Corporation”), and (b) following the Reincorporation Merger, the Holdco merged with and into the Parent Surviving Corporation, with the Parent Surviving Corporation surviving such merger and continuing as the Company, the surviving public entity;

WHEREAS, pursuant to the Business Combination Agreement, and in view of the valuable consideration to be received by the parties thereunder, the parties desire to enter into the Lock-Up Agreements, pursuant to which the Lock-Up Shares (as defined below) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Subject to the exceptions set forth herein, each of the Securityholders agree not to, without the prior written consent of the board of directors of the Company, (i)  sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase, exchange, assign, lend or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, (A) any ordinary shares, par value €0.10 each, of the Company (the “Ordinary Shares”) beneficially owned or held by it immediately after the Merger Effective Time (excluding any Ordinary Shares acquired as part of the Pre-PIPE Investment, the PIPE Investment or issued in exchange for, or on conversion or exercise of, any securities issued as part of the Pre-PIPE Investment or the PIPE Investment), (B) any Ordinary Shares issuable upon the exercise of options to purchase Ordinary Shares beneficially owned or held by it immediately after the Merger Effective Time, or (C) any securities or debt convertible into or exercisable or exchangeable for Ordinary Shares beneficially owned or held by it immediately after the Merger Effective Time (excluding any such securities or convertible debt acquired as part of the Pre-PIPE Investment, the PIPE Investment or issued in exchange for, or on conversion or exercise of, any securities issued as part of the Pre-PIPE Investment or the PIPE Investment) (collectively, the “Lock-Up Shares”), (ii)  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) and (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) during the period beginning on the Closing Date and ending on the date described in Paragraph 3 (the “Lock-Up Period”).

2. The restrictions set forth in paragraph 1 shall not apply to:

(i)	in the case of an entity, a Transfer (A) to another entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned or who shares a common investment advisor with the undersigned, (B) as part of a distribution to members, partners or shareholders or (C) to officers, directors, members or employees of the undersigned or any of its affiliates and any affiliate or immediate family member of any of the undersigned’s officers, directors, members or employees;

(ii)	in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii)	in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv)	in the case of an individual, Transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

(v)	in the case of an individual, Transfers to a partnership, limited liability company or other entity of which the undersigned and/or the immediate family (as defined below) of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(vi)	in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(vii)	in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution or liquidation of the entity;

(viii)	Transfers to a nominee or custodian of a person to whom a Transfer would be permitted under clauses (i) through (vii);

(ix)	the granting of security over any Ordinary Shares owned by the Securityholder, provided that in the event of enforcement of such security, the beneficiary of such security agrees to be bound by the terms of this Agreement for the remainder of the Lock-Up Period;

(x)	Transfers relating to Ordinary Shares or other securities convertible into or exercisable or exchangeable for Ordinary Shares resulting from the exercise, exchange or conversion of Lock-Up Shares beneficially owned or held by the Securityholder immediately after the Merger Effective Time; it being understood that all securities received upon such conversion, exercise, exchange or Transfer will remain subject to the restrictions of this Agreement during the Lock-Up Period;

(xi)	Transfers relating to Ordinary Shares or other securities convertible into or exercisable or exchangeable for Ordinary Shares acquired in open market transactions after the Closing, provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the Lock-Up Period;

(xii)	the sale or Transfer of Ordinary Shares, and only such number of Ordinary Shares to the extent required for, and resulting from, the exercise of up to 337,800 BSPCEs (the “Rollover BSPCEs”) for the purpose of paying the exercise price of the Rollover BSPCEs, including upon the “cashless” or “net” exercise, or for paying taxes due as a result of the exercise of such Rollover BSPCEs;

(xiii)	Transfers to the Company pursuant to any contractual arrangement in effect at the Merger Effective Time that provides for the repurchase by the Company or forfeiture of Ordinary Shares or other securities convertible into or exercisable or exchangeable for Ordinary Shares in connection with the termination of the Securityholder’s service to the Company;

(xiv)	the entry, by the Securityholder, at any time after the Merger Effective Time, of any trading plan providing for the sale of Ordinary Shares by the Securityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided, however, that such plan does not provide for, or permit, the sale of any Ordinary Shares during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period; and

(xv)	Transfers in the event of completion of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s securityholders having the right to exchange their Ordinary Shares for cash, securities or other property;

provided, however, that (A) in the case of clauses (i) through (ix), these permitted transferees must enter into a written agreement with the Company, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Securityholder and not to the immediate family of the transferee), prior to such Transfer, agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister of the undersigned, and lineal descendant (including by adoption) of the undersigned or of any of the foregoing persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

3. The Lock-Up Period shall terminate for Securityholders, upon the earlier of (x) 180 days after the Closing Date, (y) the day after the date on which the closing price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the Closing Date, and (z) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their shares for cash, securities or other property.

4. In the event that (i) the Company releases, in full or in part, any party subject to the Lock-Up Agreements (each, a “Released Party”) and (ii) such release or series of releases (each, a “Lock-Up Release,” collectively, the “Lock-Up Releases”) cumulatively relates to more than 1,000,000 Lock-Up Shares (as adjusted for any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event), then the Lock-Up Shares held by other Securityholders shall be automatically released from the restrictions on Transfer set forth in this Agreement to the same extent, calculated by multiplying (A) the number of Lock-Up Shares held by the other Securityholders immediately prior to such Lock-Up Releases and (B) the quotients obtained by dividing (x) the number of Lock-Up Shares held by the Released Party subject to the Lock-Up Releases and (y) the number of Lock-Up Shares held by the Released Party immediately prior to the Lock-Up Releases. In the event of any such Lock-Up Release, the Company shall use its reasonable best efforts to notify the Securityholders within two (2) Business Days of the occurrence of such Lock-Up Release.

5. For the avoidance of doubt, each Securityholder shall retain all of its rights as a shareholder of the Company with respect to the Lock-Up Shares during the Lock-Up Period, including the right to vote any Lock-Up Shares that are entitled to vote.

6. The lock-up provisions in (i) Section 8 of the letter agreement, dated as of January 7, 2026, by and among Parent, the Sponsor and certain Insiders (as defined therein) signatory thereto and (ii) Section 7 of the Private Placement Warrants Purchase Agreement, dated as of January 7, 2026, by and among Parent, CCM and Clear Street LLC, shall terminate and be of no further force or effect upon the effectiveness of the lock-up provisions of this Agreement.

7. In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described therein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement, and such purported Transfer shall be null and void ab initio. In addition, during the Lock-Up Period, to the extent possible under French law, each certificate or book-entry position evidencing the Lock-Up Shares shall be marked with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE LOCK-UP AGREEMENT, DATED [***], 2026, BY AND AMONG THE COMPANY AND THE REGISTERED HOLDER OF THE SECURITIES (OR THE PREDECESSOR IN INTEREST TO THE SECURITIES). A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

8. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Business Combination Agreement or any documents related thereto or referred to therein. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by the undersigned (i) Securityholder and (ii) the Company.

9. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the Securityholder and each of its respective successors, heirs and assigns and permitted transferees.

10. The Law of the State of Delaware shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

11. Each party hereto submits to the exclusive jurisdiction of first, the Court of Chancery of the State of Delaware or if such court declines jurisdiction, then to any court of the State of Delaware or the Federal District Court for the District of Delaware, in any Action arising out of or relating to this Agreement, agrees that all claims in respect of the Action shall be heard and determined in any such court and agrees not to bring any Action arising out of or relating to this Agreement in any other courts. Nothing in this paragraph 11, however, shall affect the right of any party to serve legal process in any other manner permitted by Law or at equity. Each party hereto agrees that a final judgment in any Action so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery or any other state or federal court within the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity. Each party hereto hereby further agrees that in the event of any action by any other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds

13. This Agreement shall terminate on the expiration of the Lock-Up Period.

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IN WITNESS WHEREOF, each of the parties has duly executed this Lock-Up Agreement as of the Effective Date.

COMPANY:

PASQAL HOLDING SA

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has duly executed this Lock-Up Agreement as of the Effective Date.

SPONSOR:

BLEICHROEDER SPONSOR 2, LLC

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, each of the parties has duly executed this Lock-Up Agreement as of the Effective Date.

(Name of Securityholder – Please Print)

(Signature)

(Name of Signatory if Securityholder is an entity – Please Print)

(Title of Signatory if Securityholder is an entity – Please Print)

Address:_______________________________

________________________________________________

________________________________________________

[Signature Page to Lock-Up Agreement]